Exhibit 99.1

Third Quarter 2006 Supplemental Financial Report

Some of the enclosed information presented in this supplemental and on the Company’s October 31, 2006 conference call is forward-looking in nature, including information concerning project development timing and investment amounts. Although the information is based on Kilroy Realty Corporation’s current expectations, actual results could vary from expectations stated here. Numerous factors will affect Kilroy Realty Corporation’s actual results, some of which are beyond its control. These include the timing and strength of regional economic growth, the strength of commercial and industrial real estate markets, competitive market conditions, future interest rate levels and capital market conditions. You are cautioned not to place undue reliance on this information, which speaks only as of the date of this report. Kilroy Realty Corporation assumes no obligation to update publicly any forward-looking information, whether as a result of new information, future events or otherwise, except to the extent it is required to do so in connection with its ongoing requirements under Federal securities laws to disclose material information. For a discussion of important risks related to Kilroy Realty Corporation’s business, and an investment in its securities, including risks that could cause actual results and events to differ materially from results and events referred to in the forward-looking information, see the discussion under the caption “Risk Factors” in Kilroy Realty Corporation’s annual report on Form 10-K for the year ended December 31, 2005. In light of these risks, uncertainties and assumptions, the forward-looking events contained in this supplemental information and on the Company’s October 31, 2006 conference call might not occur.

Kilroy Realty Corporation

Third Quarter 2006 Supplemental Financial Report

Table of Contents

Page
Corporate Data and Financial Highlights
Company Background	1
Financial Highlights	2
Common Stock Data	3
Consolidated Balance Sheets	4
Consolidated Statements of Operations	5
Funds From Operations and Funds Available for Distribution	6

Portfolio Data
Same Store Analysis	7
Stabilized Portfolio Occupancy Overview	8-11
Leasing Activity	12
Stabilized Portfolio Capital Expenditures	13
Lease Expiration Summary and Lease Expirations by Region	14-17
Top Ten Office and Top Ten Industrial Tenants	18
Boeing Lease Summary	19
Acquisitions and Dispositions	20

Development
In-Process and Committed Development and Redevelopment Projects	21
Future Development Pipeline	22

Debt and Capitalization Data
Capital Structure	23
Debt Analysis	24-25

Non-GAAP Supplemental Measures	26-30

Kilroy Realty Corporation

Third Quarter 2006 Supplemental Financial Report

Company Background

Kilroy Realty Corporation (NYSE: KRC) owns, develops, and operates office and industrial real estate, primarily in Southern California. The Company operates as a self-administered real estate investment trust. As of September 30, 2006, the Company’s stabilized portfolio consisted of 84 office buildings and 45 industrial buildings, which encompassed an aggregate of 7.8 million and 4.2 million square feet, respectively, and was 96.2% occupied.

Board of Directors	Senior Management		Investor Relations
John B. Kilroy, Sr. Chairman	John B. Kilroy, Jr.	President and CEO	12200 W. Olympic Blvd., Suite 200
Edward F. Brennan, Ph.D.	Jeffrey C. Hawken	Executive VP and COO	Los Angeles, CA 90064
John R. D’Eathe	Richard E. Moran Jr.	Executive VP and CFO	(310) 481-8400
William P. Dickey	Conan Cotrell	Sr. VP Marketing and Leasing	Web: www.kilroyrealty.com
Matthew J. Hart	John T. Fucci	Sr. VP Asset Management	E-mail: investorrelations@kilroyrealty.com
John B. Kilroy, Jr.	Tyler H. Rose	Sr. VP and Treasurer
Dale F. Kinsella	Heidi R. Roth	Sr. VP and Controller
	Steve Scott	Sr. VP San Diego
	Justin W. Smart	Sr. VP Development

Equity Research Coverage
A.G. Edwards & Sons, Inc.	Green Street Advisors
David AuBuchon (314) 955-5452	Michael Knott (949) 640-8780

Bank of America Securities	Merrill Lynch & Co., Inc.
Ross Nussbaum (212) 847-5668	Steve Sakwa (212) 449-0335

Deutsche Bank Securities, Inc.	RBC Capital Markets
Lou Taylor (212) 250-4912	Sri Nagarajan (212) 428-2360

Friedman, Billings, Ramsey & Co., Inc.	Robert W. Baird & Company
Wilkes Graham (703) 312-9737	David Loeb (414) 765-7063

Kilroy Realty Corporation is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding Kilroy Realty Corporation’s performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of Kilroy Realty Corporation or its management. Kilroy Realty Corporation does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.

Kilroy Realty Corporation

Third Quarter 2006 Supplemental Financial Report

Financial Highlights

(unaudited, $ in thousands, except per share amounts)

	Three Months Ended
	9/30/2006		6/30/2006	3/31/2006	12/31/2005	9/30/2005
INCOME ITEMS (Including Discontinued Operations):
Revenues	$63,058		$73,450	$63,479	$61,109	$60,338
Net Straight Line Rent(1)	1,967		899	2,750	1,870	1,599
Lease Termination Fees(2)	475		9,938	837	44	149
Net Operating Income(3), (4)	46,156		57,241	47,410	47,814	45,592
Capitalized Interest and Loan Fees	2,984		2,398	2,061	2,069	2,583
Net Income (Loss) Available for Common Stockholders	31,574		17,975	13,529	(1,648)	14,071
EBITDA(4), (5)	40,817		52,833	42,846	22,962	27,713
Funds From Operations(4), (6), (7)	26,462		37,630	26,787	8,506	14,150
Funds Available for Distribution(4), (6), (7), (8)	21,002		29,765	22,010	(629)	9,788
Net Income (Loss) per common share – diluted	$0.98		$0.58	$0.46	$(0.06)	$0.49
Funds From Operations per common share – diluted	$0.76		$1.11	$0.82	$0.26	$0.43
Dividends per share	$0.530		$0.530	$0.530	$0.510	$0.510
RATIOS (Including Discontinued Operations):
Operating Margins	73.2	% .	77.9%	74.7%	78.2%	75.6%
Interest Coverage Ratio(9)	4.0x		4.7x	3.6x	2.2x	2.9x
Fixed Charge Coverage Ratio(10)	2.9x		3.5x	2.7x	1.6x	2.1x
FFO Payout Ratio(11)	69.5%		48.9%	64.7%	195.7%	117.6%
FAD Payout Ratio(12)	87.6%		61.8%	78.7%	N/A	170.1%

	9/30/2006		6/30/2006	3/31/2006	12/31/2005	9/30/2005
ASSETS:
Real Estate Held for Investment before Depreciation	$2,005,713		$1,991,551	$1,964,418	$1,953,971	$1,910,834
Total Assets	1,759,799		1,713,762	1,684,309	1,674,474	1,644,664
CAPITALIZATION:
Total Debt	$837,005		$811,562	$929,578	$842,282	$830,727
Total Preferred Equity(13)	201,500		201,500	201,500	201,500	201,500
Total Market Equity Value(13)	2,615,609		2,508,333	2,525,219	2,020,429	1,828,831
Total Market Capitalization(13)	3,654,114		3,521,395	3,656,297	3,064,211	2,861,059
Total Debt / Total Market Capitalization	22.9%		23.0%	25.4%	27.4%	29.1%
Total Debt and Preferred / Total Market Capitalization	28.4%		28.7%	31.0%	34.0%	36.1%

(1)	Represents the straight-line rent recognized during the period offset by cash received during the period that was applied to deferred rents receivable balances for terminated leases.

(2)	For the three months ended June 30, 2006, lease terminations fees include approximately $9.8 million from an early lease termination with Qwest Communications, Inc. See footnote (1) on page 5 for additional information.

(3)	Net Operating Income is defined as operating revenues (rental income, tenant reimbursements and other property income) less property and related expenses (property expenses, real estate taxes, provision for bad debts and ground leases) and excludes other non-property income and expenses, depreciation and amortization, and corporate general and administrative expenses.

(4)	Please refer to pages 26 and 27 for Management Statements on Net Operating Income, EBITDA before minority interests, Funds From Operations and Funds Available for Distribution.

(5)	EBITDA is reported before minority interests and net gain (loss) on dispositions. Please refer to page 29 for a reconciliation of GAAP Net Income Available for Common Stockholders to EBITDA before minority interests.

(6)	Please refer to page 6 for a reconciliation of GAAP Net Income Available for Common Stockholders to Funds From Operations and Funds Available for Distribution.

(7)	Reported amounts are attributable to common stockholders and unitholders.

(8)	Please refer to page 30 for Reconciliation of Funds Available for Distribution to GAAP Net Cash Provided by Operating Activities.

(9)	Calculated as EBITDA before minority interests divided by total interest expense, including discontinued operations.

(10)	Calculated as EBITDA before minority interests divided by total interest expense, including discontinued operations, current year accrued preferred dividends and distributions on Cumulative Redeemable Preferred units.

(11)	Calculated as current-quarter dividends accrued to common stockholders and common unitholders divided by Funds From Operations.

(12)	Calculated as current-quarter dividends accrued to common stockholders and common unitholders divided by Funds Available for Distribution.

(13)	See “Capital Structure” on page 23.

Kilroy Realty Corporation

Third Quarter 2006 Supplemental Financial Report

Common Stock Data (NYSE: KRC)

	Three Months Ended
	9/30/2006	6/30/2006	3/31/2006	12/31/2005	9/30/2005
High Price	$79.44	$76.00	$77.74	$63.71	$56.03
Low Price	$70.72	$65.33	$63.45	$51.74	$47.29
Closing Price	$75.34	$72.25	$77.26	$61.90	$56.03
Dividends per share - annualized	$2.12	$2.12	$2.12	$2.04	$2.04
Closing common shares (in 000’s) (1)	32,389	32,092	29,792	28,971	28,923
Closing partnership units (in 000’s) (1)	2,329	2,626	2,892	3,670	3,717

	34,718	34,718	32,684	32,641	32,640

(1)	As of the end of the period.

Kilroy Realty Corporation

Third Quarter 2006 Supplemental Financial Report

Consolidated Balance Sheets

(unaudited, $ in thousands)

	9/30/2006	6/30/2006	3/31/2006	12/31/2005	9/30/2005
ASSETS:
Land and improvements	$315,113	$320,778	$321,235	$321,988	$319,784
Buildings and improvements	1,472,438	1,481,215	1,490,006	1,494,958	1,456,253
Undeveloped land and construction in progress	218,162	189,558	153,177	137,025	134,797

Total real estate held for investment	2,005,713	1,991,551	1,964,418	1,953,971	1,910,834
Accumulated depreciation and amortization	(436,940)	(425,708)	(428,624)	(416,597)	(403,871)

Total real estate assets, net	1,568,773	1,565,843	1,535,794	1,537,374	1,506,963
Cash and cash equivalents	7,750	8,583	11,395	3,881	8,705
Restricted cash	1,302	614	649	703	1,565
Funds held at qualified intermediary for Section 1031 exchange	43,794	—	—	—	—
Current receivables, net	3,168	3,951	6,396	5,759	3,694
Deferred rent receivables, net	60,535	58,579	57,692	55,048	53,168
Note receivable	11,126	11,155	11,184	11,213	11,241
Deferred leasing costs and other related intangibles, net	48,790	49,108	48,853	50,074	48,103
Deferred financing costs, net	5,754	6,396	4,828	5,256	5,552
Prepaid expenses and other assets	8,807	9,533	7,518	5,166	5,673

TOTAL ASSETS	1,759,799	1,713,762	1,684,309	1,674,474	1,644,664

LIABILITIES AND STOCKHOLDERS’ EQUITY:
Liabilities:
Secured debt	$463,005	$465,562	$468,078	$473,282	$487,727
Unsecured senior notes	144,000	144,000	144,000	144,000	144,000
Unsecured line of credit	230,000	202,000	317,500	225,000	199,000
Accounts payable, accrued expenses and other liabilities	66,230	60,203	55,596	134,558	96,547
Accrued distributions	19,610	19,610	18,533	17,856	17,856
Rents received in advance, tenant security deposits and deferred revenue	41,462	43,297	40,270	36,410	38,070

Total liabilities	964,307	934,672	1,043,977	1,031,106	983,200

Minority Interests:
7.45% Series A Cumulative Redeemable Preferred unitholders	73,638	73,638	73,638	73,638	73,638
Common unitholders of the Operating Partnership	40,338	44,199	39,437	50,462	53,152

Total minority interests	113,976	117,837	113,075	124,100	126,790

Stockholders’ Equity:
7.80% Series E Cumulative Redeemable Preferred stock	38,425	38,425	38,425	38,425	38,425
7.50% Series F Cumulative Redeemable Preferred stock	83,157	83,157	83,157	83,157	83,157
Common stock	324	321	298	289	289
Additional paid-in capital	670,715	664,860	531,852	523,609	523,027
Deferred compensation (1)	—	—	—	(1,998)	(2,430)
Distributions in excess of earnings	(111,105)	(125,510)	(126,475)	(124,214)	(107,794)

Total stockholders’ equity	681,516	661,253	527,257	519,268	534,674

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$1,759,799	$1,713,762	$1,684,309	$1,674,474	$1,644,664

(1)	On January 1, 2006, in connection with the adoption of SFAS 123(R), “Share-Based Payment,” the Company recorded a $2.0 million change in accounting principle to net the deferred compensation line item within equity against additional paid in capital. Under SFAS 123(R), an equity instrument is not recorded to stockholders’ equity until the related compensation expense is recorded over the requisite service period of the award. Prior to the adoption of SFAS 123(R) and in accordance with the previous accounting guidance, the Company recorded the full fair value of all issued but nonvested equity instruments in additional paid in capital and recorded an offsetting deferred compensation balance on a separate line item within equity for the amount of compensation costs not yet recognized for these nonvested instruments.

Kilroy Realty Corporation

Third Quarter 2006 Supplemental Financial Report

Consolidated Statements of Operations

(unaudited, $ in thousands, except per share amounts)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2006	2005	% Change	2006	2005	% Change
REVENUES:
Rental income	$56,641	$53,387	6.1%	$169,142	$159,215	6.2%
Tenant reimbursements	5,890	5,721	3.0%	17,657	17,318	2.0%
Other property income	521	187	178.6%	1,656	810	104.4%

Total revenues	63,052	59,295	6.3%	188,455	177,343	6.3%

EXPENSES:
Property expenses	11,457	10,720	6.9%	32,460	29,977	8.3%
Real estate taxes	4,746	4,020	18.1%	14,210	12,673	12.1%
Provision for bad debts	56	(617)	(109.1%)	637	783	(18.6%)
Ground leases	514	410	25.4%	1,507	1,258	19.8%
General and administrative expenses	5,673	18,400	(69.2%)	15,322	41,214	(62.8%)
Interest expense	10,312	9,570	7.8%	33,491	28,535	17.4%
Depreciation and amortization	17,908	16,040	11.6%	53,263	49,035	8.6%

Total expenses	50,666	58,543	(13.5%)	150,890	163,475	(7.7%)

OTHER INCOME AND EXPENSE:
Interest and other income	359	223	61.0%	841	334	151.8%
Net settlement receipts on interest rate swaps	299	183	63.4%	747	143	422.4%
(Loss) gain on derivative instruments	(324)	115	(381.7%)	(580)	479	(221.1%)

Total other income and expense	334	521	(35.9%)	1,008	956	5.4%

INCOME FROM CONTINUING OPERATIONS BEFORE MINORITY INTERESTS	12,720	1,273	899.2%	38,573	14,824	160.2%
MINORITY INTERESTS:
Distributions on Cumulative Redeemable Preferred units	(1,397)	(1,397)	0.0%	(4,191)	(4,191)	0.0%
Minority interest in (earnings) loss of Operating Partnership attributable to continuing operations	(601)	296	(303.0%)	(2,171)	(397)	446.9%

Total minority interests	(1,998)	(1,101)	81.5%	(6,362)	(4,588)	38.7%

INCOME FROM CONTINUING OPERATIONS	10,722	172	6133.7%	32,211	10,236	214.7%
DISCONTINUED OPERATIONS:
Revenues from discontinued operations (1)	6	1,043	(99.4%)	11,534	4,390	162.7%
Expenses from discontinued operations	(444)	(448)	(0.9%)	(1,421)	(2,185)	(35.0%)
Net gain on disposition of discontinued operations	25,603	17,831	43.6%	31,259	23,610	32.4%
Minority interest attributable to discontinued operations	(1,911)	(2,125)	(10.1%)	(3,304)	(2,987)	10.6%

Total income from discontinued operations	23,254	16,301	42.7%	38,068	22,828	66.8%

NET INCOME	33,976	16,473	106.3%	70,279	33,064	112.6%
PREFERRED DIVIDENDS	(2,402)	(2,402)	0.0%	(7,206)	(7,206)	0.0%

NET INCOME AVAILABLE FOR COMMON STOCKHOLDERS	$31,574	$14,071	124.4%	$63,073	$25,858	143.9%

Weighted average shares outstanding - basic	32,200	28,760	12.0%	30,906	28,686	7.7%
Weighted average shares outstanding - diluted	32,324	28,760	12.4%	31,044	28,841	7.6%
NET INCOME PER COMMON SHARE:
Net income per common share - basic	$0.98	$0.49	100.0%	$2.04	$0.90	126.7%

Net income per common share - diluted	$0.98	$0.49	100.0%	$2.03	$0.90	125.6%

(1)	For the nine months ended September 30, 2006, revenues from discontinued operations includes approximately $9.8 million of other property income resulting from the early lease termination of a lease at an industrial property that was sold in September 2006. The $9.8 million is comprised of an approximate $9.0 million cash lease termination fee, an approximate $2.3 million non-cash gain related to the tenant’s obligation to replace the property’s roof in accordance with the original lease and the lease termination agreement, partially offset by the write-off of a $1.5 million deferred rent receivable associated with the lease. See footnote (5) on page 6 for additional information on the non-cash gain component of the lease termination fee.

Kilroy Realty Corporation

Third Quarter 2006 Supplemental Financial Report

Funds From Operations and Funds Available for Distribution

(unaudited, $ in thousands, except per share amounts)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2006	2005	% Change	2006	2005	% Change
FUNDS FROM OPERATIONS: (1)
Net income available for common stockholders	$31,574	$14,071	124.4%	$63,073	$25,858	143.9%
Adjustments:
Minority interest in earnings of Operating Partnership	2,512	1,829	37.3%	5,475	3,384	61.8%
Depreciation and amortization of real estate assets	17,979	16,081	11.8%	53,585	49,464	8.3%
Net gain on dispositions of discontinued operations	(25,603)	(17,831)	43.6%	(31,259)	(23,610)	32.4%

Funds From Operations (2)	$26,462	$14,150	87.0%	$90,874	$55,096	64.9%

Weighted average common shares/units outstanding - basic	34,570	32,477	6.4%	33,597	32,452	3.5%
Weighted average common shares/units outstanding - diluted	34,694	32,635	6.3%	33,735	32,607	3.5%
FFO per common share/unit - basic	$0.77	$0.44	75.7%	$2.70	$1.70	59.3%

FFO per common share/unit - diluted	$0.76	$0.43	75.9%	$2.69	$1.69	59.4%

FUNDS AVAILABLE FOR DISTRIBUTION: (1)
Funds From Operations	$26,462	$14,150	87.0%	$90,874	$55,096	64.9%
Adjustments:
Amortization of deferred financing costs	305	334	(8.7%)	909	1,034	(12.1%)
Contractual cash rents received in advance of revenue recognition (3)	51	—	100.0%	378	—	100.0%
Non-cash amortization of restricted stock grants	1,069	795	34.5%	2,657	2,622	1.3%
Loss (gain) on derivative instruments (4)	325	(115)	(382.6%)	580	(479)	(221.1%)
Non-cash gain on lease termination(5)	—	—	0.0%	(2,334)	—	100.0%
Revenue recorded for reimbursement of tenant improvements (6)	(585)	(524)	11.6%	(1,717)	(1,602)	7.2%
Amortization of below market rents (7)	(458)	(309)	48.2%	(1,113)	(915)	21.6%
Tenant improvements, leasing commissions and recurring capital expenditures (8)	(4,200)	(2,944)	42.7%	(11,844)	(12,184)	(2.8%)
Net effect of straight-line rents (9)	(1,967)	(1,599)	23.0%	(5,616)	(7,920)	(29.1%)

Funds Available for Distribution (2)	$21,002	$9,788	114.6%	$72,774	$35,652	104.1%

(1)	See page 27 for Management Statements on Funds From Operations and Funds Available for Distribution.

(2)	Reported amounts are attributable to common shareholders and unitholders.

(3)	Represents cash rents received for leases that have contractually commenced but for which tenant improvements are not substantially complete.

(4)	Represents the non-cash gain / loss on derivatives as a result of marking such instruments to market at the end of each period.

(5)	Represents the amount funded by a tenant for a new roof on one of the Company’s industrial properties in connection with the tenant’s early lease termination. The roof was recorded as a building improvement on the Company’s balance sheet with an offsetting gain recorded in other income.

(6)	Represents the revenue recognized during the period for tenant improvements reimbursed by the tenant.

(7)	Represents the SFAS 141 adjustment related to the acquisition of buildings with above/below market rents.

(8)	For 2006, represents costs incurred during the period. For 2005, represents costs incurred during the period and remaining unpaid costs for leases commencing during the period.

(9)	Represents the straight-line rent income recognized during the period offset by cash received during the period that was applied to deferred rents receivable balances for terminated leases.

Kilroy Realty Corporation

Third Quarter 2006 Supplemental Financial Report

Same Store Analysis (1)

(unaudited, $ in thousands)

Same Store Analysis (GAAP Basis)(2)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2006	2005	% Change	2006	2005	% Change
Total Same Store Portfolio
Number of properties	123	123		123	123
Square Feet	11,240,918	11,240,918		11,240,918	11,240,918
Percent of Stabilized Portfolio	93.7%	89.8%		93.7%	89.8%
Average Occupancy	95.2%	95.3%		96.1%	95.9%
Operating Revenues:
Rental income	$54,021	$52,243	3.4%	$161,791	$156,273	3.5%
Tenant reimbursements	5,626	5,434	3.5%	16,405	16,180	1.4%
Other property income	521	187	178.6%	1,650	808	104.2%

Total operating revenues	60,168	57,864	4.0%	179,846	173,261	3.8%

Operating Expenses:
Property expenses	10,638	10,178	4.5%	30,059	28,762	4.5%
Real estate taxes	4,444	3,892	14.2%	13,193	12,338	6.9%
Provision for bad debts	58	(611)	(109.5%)	628	740	(15.1%)
Ground leases	513	409	25.4%	1,503	1,255	19.8%

Total operating expenses	15,653	13,868	12.9%	45,383	43,095	5.3%

GAAP Net Operating Income	$44,515	$43,996	1.2%	$134,463	$130,166	3.3%

Same Store Analysis (Cash Basis)(2)
	Three Months Ended September 30,			Nine Months Ended September 30,
	2006	2005	% Change	2006	2005	% Change
Total operating revenues	59,250	55,607	6.6%	173,281	163,765	5.8%
Total operating expenses	15,653	13,868	12.9%	45,383	43,095	5.3%

Cash Net Operating Income	$43,597	$41,739	4.5%	$127,898	$120,670	6.0%

(1)	Same store defined as all stabilized properties owned at January 1, 2005 and still owned and in the stabilized portfolio at September 30, 2006.

(2)	Please refer to page 28 for a reconciliation of Cash and GAAP Net Operating Income to Net Income Available to Common Stockholders.

Kilroy Realty Corporation

Third Quarter 2006 Supplemental Financial Report

Stabilized Portfolio Occupancy Overview

	# of Buildings	Portfolio Breakdown		Total Square Feet	Occupancy at: (1)
		NOI (2)	Sq. Ft.		9/30/2006	6/30/2006	12/31/2005
STABILIZED PORTFOLIO:
OCCUPANCY BY PRODUCT TYPE:
Office:
Los Angeles	25	27.9%	24.7%	2,963,024	92.9%	93.3%	90.6%
Orange County	5	2.1%	2.3%	277,727	96.1%	88.0%	86.3%
San Diego	46	49.6%	30.9%	3,703,650	99.7%	99.5%	94.4%
Other	8	5.2%	7.3%	878,960	92.6%	92.7%	92.9%

Subtotal	84	84.8%	65.2%	7,823,361	96.2%	95.9%	92.5%

Industrial:
Los Angeles	2	1.2%	1.7%	198,415	100.0%	100.0%	100.0%
Orange County	42	13.2%	30.6%	3,677,916	95.6%	99.8%	99.1%
San Diego	1	0.8%	2.5%	303,000	100.0%	100.0%	100.0%

Subtotal	45	15.2%	34.8%	4,179,331	96.1%	99.9%	99.3%

OCCUPANCY BY REGION:
Los Angeles	27	29.1%	26.4%	3,161,439	93.4%	93.7%	91.2%
Orange County	47	15.3%	32.9%	3,955,643	95.6%	99.0%	98.2%
San Diego	47	50.4%	33.4%	4,006,650	99.7%	99.5%	94.9%
Other	8	5.2%	7.3%	878,960	92.6%	92.7%	94.0%

TOTAL STABILIZED PORTFOLIO	129	100.0%	100.0%	12,002,692	96.2%	97.4%	95.0%

AVERAGE OCCUPANCY - STABILIZED PORTFOLIO

	Office	Industrial	Total
Quarter-to-Date	96.0%	92.6%	94.8%
Year-to-Date	94.0%	97.3%	95.2%

(1)	Occupancy percentages reported are based on the Company’s stabilized portfolio for the period presented.

(2)	Percentage of year-to-date Net Operating Income excluding Other Property Income.

Kilroy Realty Corporation

Third Quarter 2006 Supplemental Financial Report

Stabilized Portfolio Occupancy Overview

	City/ Submarket	# of Buildings	Square Feet	Occupancy
Office:
Los Angeles, California
23925 Park Sorrento	Calabasas	1	11,789	100.0%
23975 Park Sorrento	Calabasas	1	100,592	100.0%
24025 Park Sorrento	Calabasas	1	102,264	100.0%
26541 Agoura Road	Calabasas	1	90,366	100.0%
181/185 S. Douglas Street	El Segundo	1	61,545	97.2%
Kilroy Airport Center, El Segundo	El Segundo	2	598,214	100.0%
909 Sepulveda Blvd.	El Segundo	1	241,607	61.9%
999 Sepulveda Blvd.	El Segundo	1	127,901	95.0%
Kilroy Airport Center, Long Beach	Long Beach	7	949,065	90.0%
12200 W. Olympic Blvd.	Los Angeles	1	150,302	99.0%
12100 W. Olympic Blvd.	Los Angeles	1	150,167	100.0%
12312 W. Olympic Blvd.	Los Angeles	1	78,000	100.0%
1633 26th Street	Santa Monica	1	44,915	100.0%
2100 Colorado Avenue	Santa Monica	3	94,844	100.0%
3130 Wilshire Blvd.	Santa Monica	1	88,338	100.0%
501 Santa Monica Blvd.	Santa Monica	1	73,115	81.8%

Total Los Angeles Office		25	2,963,024	92.9%

Orange County, California
4175 E. La Palma Avenue	Anaheim	1	43,263	80.2%
8101 Kaiser Blvd.	Anaheim	1	60,177	100.0%
Kilroy Center-Brea	Brea	2	106,791	100.0%
111 Pacifica	Irvine Spectrum	1	67,496	96.7%

Total Orange County Office		5	277,727	96.1%

Kilroy Realty Corporation

Third Quarter 2006 Supplemental Financial Report

Stabilized Portfolio Occupancy Overview

	City/ Submarket	# of Buildings	Square Feet	Occupancy
Office:
San Diego, California
12340 El Camino Real	Del Mar	1	87,405	100.0%
12348 High Bluff Drive	Del Mar	1	38,710	100.0%
12390 El Camino Real	Del Mar	1	72,332	100.0%
3579 Valley Center Drive	Del Mar	1	52,375	100.0%
3611 Valley Center Drive	Del Mar	1	130,178	100.0%
3661 Valley Center Drive	Del Mar	1	129,752	100.0%
3721 Valley Center Drive	Del Mar	1	114,780	100.0%
3811 Valley Center Drive	Del Mar	1	112,067	100.0%
12225 / 12235 El Camino Real	Del Mar	2	115,513	100.0%
12400 High Bluff Drive	Del Mar	1	208,464	100.0%
6215 / 6220 Greenwich Drive	Governor Park	2	212,214	100.0%
15051 Ave of Science	I-15 Corridor	1	70,617	100.0%
15073 Ave of Science	I-15 Corridor	1	46,759	100.0%
15378 Ave of Science	I-15 Corridor	1	68,910	100.0%
15435 / 15445 Innovation Drive	I-15 Corridor	2	103,000	100.0%
15231 Ave of Science	I-15 Corridor	1	65,867	100.0%
15253 Ave of Science	I-15 Corridor	1	37,405	100.0%
13500/13520 Evening Creek Drive North	I-15 Corridor	2	281,830	98.3%
4939 / 4955 Directors Place	Sorrento Mesa	2	136,908	100.0%
5005 / 5010 Wateridge Vista Drive	Sorrento Mesa	2	172,778	100.0%
10421 Pacific Center Court	Sorrento Mesa	1	79,871	100.0%
10243 Genetic Center	Sorrento Mesa	1	102,875	100.0%
10390 Pacific Center Court	Sorrento Mesa	1	68,400	100.0%
6055 Lusk Avenue	Sorrento Mesa	1	93,000	100.0%
6260 Sequence Drive	Sorrento Mesa	1	130,536	100.0%
6290 / 6310 Sequence Drive	Sorrento Mesa	2	152,415	100.0%
6340 / 6350 Sequence Drive	Sorrento Mesa	2	199,000	100.0%
Pacific Corporate Center	Sorrento Mesa	6	332,542	100.0%
5717 Pacific Center	Sorrento Mesa	1	67,995	100.0%
4690 Executive Drive	University Towne Center	1	47,957	86.8%
9455 Towne Center Drive	University Towne Center	1	45,195	100.0%
9785 / 9791 Towne Center Drive	University Towne Center	2	126,000	100.0%

Total San Diego Office		46	3,703,650	99.7%

Other
Kilroy Airport Center, Sea-Tac	Seattle, WA	3	532,430	89.3%
5151/5155 Camino Ruiz	Carmarillo, CA	4	265,372	100.0%
2829 Townsgate Road	Thousand Oaks, CA	1	81,158	89.7%

Total Other Office		8	878,960	92.6%

Total Office		84	7,823,361	96.2%

Kilroy Realty Corporation

Third Quarter 2006 Supplemental Financial Report

Stabilized Portfolio Occupancy Overview

	City/ Submarket	# of Buildings	Square Feet	Occupancy
Industrial:
Los Angeles, California
2031 E. Mariposa Avenue	El Segundo	1	192,053	100.0%
2270 E. El Segundo Blvd.	El Segundo	1	6,362	100.0%

Total Los Angeles Industrial		2	198,415	100.0%

Orange County, California
1000 E. Ball Road	Anaheim	1	100,000	100.0%
1230 S. Lewis Road	Anaheim	1	57,730	100.0%
1250 N. Tustin Avenue	Anaheim	1	84,185	100.0%
3125 E. Coronado Street	Anaheim	1	144,000	100.0%
3130 - 3150 Miraloma	Anaheim	1	144,000	100.0%
3250 E. Carpenter	Anaheim	1	41,225	100.0%
3340 E. La Palma Avenue	Anaheim	1	153,320	100.0%
5115 E. La Palma Avenue	Anaheim	1	286,139	100.0%
5325 E. Hunter Avenue	Anaheim	1	110,487	100.0%
Anaheim Tech Center	Anaheim	5	597,147	100.0%
La Palma Business Center	Anaheim	2	145,481	100.0%
Brea Industrial Complex	Brea	7	277,456	97.8%
Brea Industrial-Lambert Road	Brea	2	178,811	100.0%
1675 MacArthur	Costa Mesa	1	50,842	100.0%
25202 Towne Center Drive	Foothill Ranch	1	303,533	100.0%
12400 Industry Street	Garden Grove	1	64,200	100.0%
12681 / 12691 Pala Drive	Garden Grove	1	84,700	100.0%
7421 Orangewood Avenue	Garden Grove	1	82,602	100.0%
Garden Grove Industrial Complex	Garden Grove	6	275,971	100.0%
17150 Von Karman	Irvine	1	157,458	0.0%
2055 S.E. Main Street	Irvine	1	47,583	100.0%
1951 E. Carnegie Avenue	Santa Ana	1	100,000	100.0%
2525 Pullman	Santa Ana	1	103,380	100.0%
14831 Franklin Avenue	Tustin	1	36,256	100.0%
2911 Dow Avenue	Tustin	1	51,410	100.0%

Total Orange County Industrial		42	3,677,916	95.6%

San Diego, California
10850 Via Frontera	I-15 Corridor	1	303,000	100.0%

Total San Diego Industrial		1	303,000	100.0%
Total Industrial		45	4,179,331	96.1%

Kilroy Realty Corporation

Third Quarter 2006 Supplemental Financial Report

Leasing Activity

Quarter-to-Date

	1st & 2nd Generation				2nd Generation					Weighted Average Lease Term (Mo.)
	# of Leases (1)		Square Feet (1)		TI/LC Per Sq.Ft. (2)	Maintenance Capex Per Sq.Ft. (3)	Changes in Rents (4)	Changes in Cash Rents (5)	Retention Rates (6)
	New	Renewal	New	Renewal
Office	9	8	35,585	27,098	$15.45	$0.07	8.8%	5.0%	39.6%	50
Industrial	1	1	4,000	17,931	6.64	0.10	31.5%	8.1%	81.8%	56

Total	10	9	39,585	45,029	$12.36	$0.09	12.3%	5.5%	49.9%	51

Year-to-Date

	1st & 2nd Generation				2nd Generation					Weighted Average Lease Term (Mo.)
	# of Leases (1)		Square Feet (1)		TI/LC Per Sq.Ft. (2)	Maintenance Capex Per Sq.Ft. (3)	Changes in Rents (4)	Changes in Cash Rents (5)	Retention Rates (6)
	New	Renewal	New	Renewal
Office	41	28	389,093	223,191	$13.25	$0.22	12.2%	1.4%	51.8%	78
Industrial	6	7	57,864	430,303	4.18	0.15	9.5%	0.8%	93.5%	64

Total	47	35	446,957	653,494	$8.79	$0.20	11.4%	1.2%	73.3%	72

(1)	Represents leasing activity for leases commencing during the period shown, net of month-to-month leases. Excludes leasing on new construction.

(2)	Excludes tenant improvements constructed by the Company and reimbursed by the tenant upon completion of the improvements.

(3)	Calculated over entire stabilized portfolio.

(4)	Calculated as the change between GAAP rents for new/renewed leases and the expired GAAP rents for the same space. Excludes leases for which the space was vacant longer than one year.

(5)	Calculated as the change between stated rents for new/renewed leases and the expired stated rents for the same space. Excludes leases for which the space was vacant longer than one year.

(6)	Calculated as the percentage of space either renewed or expanded into by existing tenants at lease expiration.

Kilroy Realty Corporation

Third Quarter 2006 Supplemental Financial Report

Stabilized Portfolio Capital Expenditures

($ in thousands)

Non-Recurring Capital Expenditures:

	Q1 2006	Q2 2006	Q3 2006	YTD 2006
Capital Improvements	$—	$—	$—	$—
Tenant Improvements & Leasing Commissions (1)	345	672	864	1,881

Total	$345	$672	$864	$1,881

Recurring Capital Expenditures:

	Q1 2006	Q2 2006	Q3 2006	YTD 2006
Capital Improvements
Office	$782	$410	$606	$1,798
Industrial	72	123	484	679

	854	533	1,090	2,477
Tenant Improvements & Leasing Commissions (1)
Office	843	3,955	2,822	7,620
Industrial	998	461	288	1,747

	1,841	4,416	3,110	9,367
Total
Office	1,625	4,365	3,428	9,418
Industrial	1,070	584	772	2,426

	$2,695	$4,949	$4,200	$11,844

(1)	Represents costs incurred for leasing activity during the period shown. Excludes tenant improvements constructed by the Company and reimbursed by the tenant upon completion of the improvements.

Kilroy Realty Corporation

Third Quarter 2006 Supplemental Financial Report

Lease Expiration Summary Schedule

($ in thousands)

Year of Expiration	# of Expiring Leases	Total Square Feet(1)	% of Total Leased Sq. Ft.	Annual Base Rent (2)	Annual Rent per Sq. Ft.(2)
OFFICE:
Remaining 2006 (3)	10	92,658	1.3%	$1,552	$16.75
2007	67	833,675	11.3%	16,378	19.65
2008	56	795,843	10.8%	14,839	18.65
2009	75	1,295,510	17.5%	30,136	23.26
2010	64	1,106,486	15.0%	28,029	25.33
2011	56	565,453	7.6%	11,580	20.48
2012	14	554,194	7.5%	16,313	29.44
2013	11	379,939	5.1%	8,608	22.66
2014	10	365,518	4.9%	9,195	25.16
2015 and beyond	29	1,406,406	19.0%	50,799	36.12

Subtotal	392	7,395,682	100.0%	$187,429	$25.34

INDUSTRIAL:
Remaining 2006 (3)	3	328,000	8.2%	$1,624	$4.95
2007	15	573,377	14.3%	4,133	7.21
2008	12	921,713	23.0%	6,525	7.08
2009	15	773,307	19.3%	4,937	6.38
2010	7	418,941	10.5%	3,967	9.47
2011	9	353,607	8.8%	2,756	7.79
2012	5	357,369	8.9%	2,168	6.07
2013	—	—	—	—	—
2014	—	—	—	—	—
2015 and beyond	4	281,557	7.0%	2,102	7.47

Subtotal	70	4,007,871	100.0%	$28,212	$7.04

TOTAL PORTFOLIO:
Remaining 2006 (3)	13	420,658	3.7%	$3,176	$7.55
2007	82	1,407,052	12.3%	20,511	14.58
2008	68	1,717,556	15.1%	21,364	12.44
2009	90	2,068,817	18.1%	35,073	16.95
2010	71	1,525,427	13.4%	31,996	20.98
2011	65	919,060	8.1%	14,336	15.60
2012	19	911,563	8.0%	18,481	20.27
2013	11	379,939	3.3%	8,608	22.66
2014	10	365,518	3.2%	9,195	25.16
2015 and beyond	33	1,687,963	14.8%	52,901	31.34

Total	462	11,403,553	100.0%	$215,641	$18.91

(1)	Excludes space leased under month-to-month leases and vacant space at September 30, 2006.

(2)	Reflects annualized contractual base rent calculated on a straight-line basis.

(3)	Represents leases expiring during the remainder of 2006 for which renewals have not been executed.

Kilroy Realty Corporation

Third Quarter 2006 Supplemental Financial Report

Lease Expiration Schedule Detail by Region

($ in thousands)

	Los Angeles County					Orange County
Year of Expiration	# of Expiring Leases	Total Square Feet(1)	% of Total Regional Sq. Ft.	Annual Base Rent (2)	Annual Rent per Sq. Ft.(2)	# of Expiring Leases	Total Square Feet(1)	% of Total Regional Sq. Ft.	Annual Base Rent (2)	Annual Rent per Sq. Ft.(2)
OFFICE:
Remaining 2006 (3)	5	21,779	0.8%	$592	$27.18	1	1,485	0.6%	$28	$18.86
2007	32	115,995	4.4%	3,091	26.65	8	19,101	8.0%	412	21.57
2008	27	217,056	8.1%	5,258	24.22	11	79,108	33.2%	1,217	15.38
2009	38	618,043	23.2%	15,482	25.05	13	96,167	40.3%	2,298	23.90
2010	41	662,970	24.9%	16,181	24.41	3	7,762	3.3%	187	24.09
2011	35	239,886	9.0%	6,735	28.08	4	14,767	6.2%	351	23.77
2012	8	340,331	12.8%	9,258	27.20	1	19,982	8.4%	480	24.02
2013	7	131,119	4.9%	3,033	23.13	—	—	—	—	—
2014	6	118,037	4.4%	3,158	26.75	—	—	—	—	—
2015 and beyond	6	198,997	7.5%	6,678	33.56	—	—	—	—	—

Subtotal	205	2,664,213	100.0%	$69,466	$26.07	41	238,372	100.0%	$4,973	$20.86

INDUSTRIAL:
Remaining 2006 (3)	—	—	—	—	—	2	25,000	0.7%	$184	$7.36
2007	—	—	—	—	—	15	573,377	16.4%	4,133	7.21
2008	—	—	—	—	—	12	921,713	26.3%	6,525	7.08
2009	1	6,362	3.2%	$101	$15.88	14	766,945	21.9%	4,836	6.31
2010	1	192,053	96.8%	2,374	12.36	6	226,888	6.5%	1,593	7.02
2011	—	—	—	—	—	9	353,607	10.1%	2,756	7.79
2012	—	—	—	—	—	5	357,369	10.2%	2,168	6.07
2013	—	—	—	—	—	—	—	—	—	—
2014	—	—	—	—	—	—	—	—	—	—
2015 and beyond	—	—	—	—	—	4	281,557	7.9%	2,102	7.47

Subtotal	2	198,415	100.0%	$2,475	$12.47	67	3,506,456	100.0%	$24,297	$6.93

TOTAL PORTFOLIO:
Remaining 2006 (3)	5	21,779	0.8%	$592	$27.18	3	26,485	0.7%	$212	$8.00
2007	32	115,995	4.1%	3,091	26.65	23	592,478	15.8%	4,545	7.67
2008	27	217,056	7.6%	5,258	24.22	23	1,000,821	26.7%	7,742	7.74
2009	39	624,405	21.8%	15,583	24.96	27	863,112	23.0%	7,134	8.27
2010	42	855,023	29.9%	18,555	21.70	9	234,650	6.3%	1,780	7.59
2011	35	239,886	8.4%	6,735	28.08	13	368,374	9.8%	3,107	8.43
2012	8	340,331	11.9%	9,258	27.20	6	377,351	10.1%	2,648	7.02
2013	7	131,119	4.6%	3,033	23.13	—	—	—	—	—
2014	6	118,037	4.1%	3,158	26.75	—	—	—	—	—
2015 and beyond	6	198,997	6.8%	6,678	33.56	4	281,557	7.6%	2,102	7.47

Total	207	2,862,628	100.0%	$71,941	$25.13	108	3,744,828	100.0%	$29,270	$7.82

(1)	Excludes space leased under month-to-month leases and vacant space at September 30, 2006.

(2)	Reflects annualized contractual base rent calculated on a straight-line basis.

(3)	Represents leases expiring during the remainder of 2006 for which renewals have not been executed.

Kilroy Realty Corporation

Third Quarter 2006 Supplemental Financial Report

Lease Expiration Schedule Detail by Region

($ in thousands)

	San Diego County					Other
Year of Expiration	# of Expiring Leases	Total Square Feet(1)	% of Total Regional Sq. Ft.	Annual Base Rent (2)	Annual Rent per Sq. Ft.(2)	# of Expiring Leases	Total Square Feet(1)	% of Total Regional Sq. Ft.	Annual Base Rent (2)	Annual Rent per Sq. Ft.(2)
OFFICE:
Remaining 2006 (3)	2	50,470	1.4%	$610	$12.09	2	18,924	2.3%	$322	$17.02
2007	16	577,748	15.7%	10,512	18.19	11	120,831	14.9%	2,363	19.56
2008	9	254,722	6.9%	5,648	22.17	9	244,957	30.3%	2,716	11.09
2009	14	515,324	14.0%	10,928	21.21	10	65,976	8.2%	1,428	21.64
2010	11	352,968	9.6%	9,731	27.57	9	82,786	10.2%	1,930	23.31
2011	7	88,963	2.4%	1,699	19.10	10	221,837	27.4%	2,795	12.60
2012	5	193,881	5.3%	6,575	33.91	—	—	—	—	—
2013	3	245,316	6.7%	5,492	22.39	1	3,504	0.4%	83	23.69
2014	4	247,481	6.7%	6,037	24.39	—	—	—	—	—
2015 and beyond	19	1,157,469	31.3%	43,177	37.30	4	49,940	6.3%	944	18.90

Subtotal	90	3,684,342	100.0%	$100,409	$27.25	56	808,755	100.0%	$12,581	$15.56

INDUSTRIAL:
Remaining 2006 (3)	1	303,000	100.0%	$1,440	$4.75	—	—	—	—	—
2007	—	—	—	—	—	—	—	—	—	—
2008	—	—	—	—	—	—	—	—	—	—
2009	—	—	—	—	—	—	—	—	—	—
2010	—	—	—	—	—	—	—	—	—	—
2011	—	—	—	—	—	—	—	—	—	—
2012	—	—	—	—	—	—	—	—	—	—
2013	—	—	—	—	—	—	—	—	—	—
2014	—	—	—	—	—	—	—	—	—	—
2015 and beyond	—	—	—	—	—	—	—	—	—	—

Subtotal	1	303,000	100.0%	$1,440	$4.75	—	—	—	$—	$—

TOTAL PORTFOLIO:
Remaining 2006 (3)	3	353,470	8.9%	$2,050	$5.80	2	18,924	2.3%	$322	$17.02
2007	16	577,748	14.5%	10,512	18.19	11	120,831	14.9%	2,363	19.56
2008	9	254,722	6.4%	5,648	22.17	9	244,957	30.3%	2,716	11.09
2009	14	515,324	12.9%	10,928	21.21	10	65,976	8.2%	1,428	21.64
2010	11	352,968	8.9%	9,731	27.57	9	82,786	10.2%	1,930	23.31
2011	7	88,963	2.2%	1,699	19.10	10	221,837	27.4%	2,795	12.60
2012	5	193,881	4.9%	6,575	33.91	—	—	—	—	—
2013	3	245,316	6.2%	5,492	22.39	1	3,504	0.4%	83	23.69
2014	4	247,481	6.2%	6,037	24.39	—	—	—	—	—
2015 and beyond	19	1,157,469	28.9%	43,177	37.30	4	49,940	6.3%	944	18.90

Total	91	3,987,342	100.0%	$101,849	$25.54	56	808,755	100.0%	$12,581	$15.56

(1)	Excludes space leased under month-to-month leases and vacant space at September 30, 2006.

(2)	Reflects annualized contractual base rent calculated on a straight-line basis.

(3)	Represents leases expiring during the remainder of 2006 for which renewals have not been executed.

Kilroy Realty Corporation

Third Quarter 2006 Supplemental Financial Report

Quarterly Lease Expirations for 2006 and 2007

($ in thousands)

	# of Expiring Leases (1)	Total Square Feet (1), (2)	% of Total Leased Sq. Ft.	Annual Base Rent (3)	Annual Rent per Sq. Ft. (3)
OFFICE:
Q4 2006	10	92,658	1.3%	$1,552	$16.75

Q1 2007	12	156,662	2.1%	4,267	27.24
Q2 2007	26	318,678	4.3%	6,046	18.97
Q3 2007	17	264,612	3.6%	3,925	14.83
Q4 2007	12	93,723	1.3%	2,140	22.83

Subtotal 2007	67	833,675	11.3%	16,378	19.65

INDUSTRIAL:
Q4 2006	3	328,000	8.2%	1,624	4.95

Q1 2007	7	325,961	8.1%	2,261	6.94
Q2 2007	4	156,980	3.9%	1,151	7.33
Q3 2007	—	—	—	—	—
Q4 2007	4	90,436	2.3%	721	7.97

Subtotal 2007	15	573,377	14.3%	4,133	7.21

TOTAL PORTFOLIO:
Q4 2006	13	420,658	3.7%	3,176	7.55

Q1 2007	19	482,623	4.2%	6,528	13.53
Q2 2007	30	475,658	4.2%	7,197	15.13
Q3 2007	17	264,612	2.3%	3,925	14.83
Q4 2007	16	184,159	1.6%	2,861	15.54

Total 2007	82	1,407,052	12.3%	$20,511	$14.58

(1)	Represents leases expiring during the remainder of 2006 and in 2007 for which renewals have not been executed.

(2)	Excludes space leased under month-to-month leases and vacant space at September 30, 2006.

(3)	Reflects annualized contractual base rent calculated on a straight-line basis.

Kilroy Realty Corporation

Third Quarter 2006 Supplemental Financial Report

Top Ten Office and Top Ten Industrial Tenants

($ in thousands)

Tenant Name	Annual Base Rental Revenues (1)	Rentable Square Feet	Percentage of Total Annual Base Rental Revenues	Percentage of Total Rentable Square Feet
Office Properties:
The Boeing Company	$8,825	675,979	4.1%	5.6%
AMN Healthcare	8,341	175,672	3.8%	1.5%
Intuit, Inc.(2)	6,185	305,409	2.9%	2.5%
DIRECTV Group, Inc.	6,131	207,166	2.8%	1.7%
Fish & Richardson	6,071	139,538	2.8%	1.2%
Scripps Health	5,199	112,067	2.4%	0.9%
Diversa Corporation	5,158	136,908	2.4%	1.1%
Favrille, Inc.	4,490	79,871	2.1%	0.7%
Hewlett-Packard Company	4,348	117,948	2.0%	1.0%
Epson America, Inc.	4,161	162,852	1.9%	1.4%

Total Office Properties	$58,909	2,113,410	27.2%	17.6%

Industrial Properties:
Celestica California, Inc.	$2,501	303,533	1.2%	2.5%
Mattel, Inc.	2,374	192,053	1.1%	1.6%
NBTY Manufacturing, LLC	1,484	286,139	0.7%	2.4%
Extron Electronics	1,145	157,730	0.5%	1.3%
Targus, Inc.	1,053	200,646	0.5%	1.7%
United Plastics Group, Inc.	1,028	144,000	0.5%	1.2%
Progressive Marketing	838	144,000	0.4%	1.2%
Ricoh Electronics, Inc.	810	100,000	0.4%	0.8%
Arrow Industries	798	153,320	0.4%	1.3%
Printrak International Inc.	668	84,185	0.3%	0.7%

Total Industrial Properties	$12,699	1,765,606	6.0%	14.7%

(1)	Reflects annualized contractual base rent calculated on a straight-line basis.

(2)	Upon commencement of a new ten-year lease agreement in San Diego County, which is anticipated to occur in late 2007, Intuit is projected to become our largest tenant based on its percentage of total annual base rental revenues.

Kilroy Realty Corporation

Third Quarter 2006 Supplemental Financial Report

Boeing Lease Summary

($ in thousands)

The Boeing Company	Rentable Square Feet	Annual Base Rental Revenues (1)	Lease Expiration Date
Boeing Satellite Systems
2260 E. Imperial Highway, El Segundo(2)	286,151	$5,409	July 31, 2010
1231 N. Miller Street, Anaheim	113,242	689	March 31, 2009
1145 N. Ocean Blvd., Anaheim	65,447	495	October 31, 2010

	464,840	6,593

Boeing Airplane-on-Ground Division
17930 Pacific Highway, Seattle	211,139	2,232	December 31, 2007

Total	675,979	$8,825

(1)	Reflects annualized contractual base rent calculated on a straight-line basis.

(2)	In addition to annual base rental revenues, Boeing was previously obligated to pay approximately $1.2 million in parking revenue to the Company under a separate parking agreement related to this lease. In accordance with the terms of the recent lease extension, annual base rental revenue includes parking income.

Kilroy Realty Corporation

Third Quarter 2006 Supplemental Financial Report

2006 Acquisitions and Dispositions

($ in thousands)

ACQUISITIONS:
Property	Location	Type	Month of Acquisition	Square Feet		Purchase Price
1st QUARTER:
NONE
2nd QUARTER:
NONE
3rd QUARTER:
NONE

DISPOSITIONS:
Property	Location	Type	Month of Disposition	Square Feet		Sales Price
1st QUARTER:
3735 Imperial Highway	Stockton, CA	Industrial	March	164,540		$16,950
2nd QUARTER:
NONE
3rd QUARTER:
9401 and 9451 Toledo Way	Irvine, CA	Industrial and Office	September	272,000	(1)	45,000	(2)

TOTAL YEAR-TO-DATE DISPOSITIONS				436,540		$61,950

(1)	This disposition included one office building, encompassing approximately 27,200 rentable square feet, one industrial building, encompassing approximately 244,800 rentable square feet and a parcel of undeveloped land adjacent to the buildings.

(2)	The net cash proceeds of approximately $43.8 million are being held at a qualified intermediary for the purpose of a future Section 1031 tax-deferred exchange.

Kilroy Realty Corporation

Third Quarter 2006 Supplemental Financial Report

In-Process and Committed Development and Redevelopment Projects

($ in millions)

DEVELOPMENT PROJECTS:		Type	Estimated Construction Period		Est. Stabilization Date(1)	Rentable Square Feet	Total Estimated Investment	Total Costs as of 9/30/2006(4)	% Leased
Project	Location		Start Date	Compl. Date
PROJECTS UNDER CONSTRUCTION:
ICC - 15333 Avenue of Science	I-15 Corridor	Office	4Q 2005	4Q 2006	4Q 2006	77,015	$20.5	$15.4	100%
Santa Fe Summit - Phase I(2)	56 Corridor	Office	4Q 2005 - 1Q 2006	3Q 2007 - 4Q 2007	3Q 2007 - 4Q 2007	465,600	147.3	87.6	100%
Pacific Corporate Center - Lots 3, 4 & 6	Sorrento Mesa	Office	3Q 2006	3Q 2007	3Q 2007	318,000	78.1	26.4	100%
Kilroy Sabre Springs - Phase III	I-15 Corridor	Office	3Q 2006	4Q 2007	4Q 2008	142,726	65.9	10.2	0%
ICC - 15004 Innovation Drive	I-15 Corridor	Office	3Q 2006	3Q 2008	3Q 2008	146,156	52.1	5.6	100%

TOTAL PROJECTS UNDER CONSTRUCTION						1,149,497	$363.9	$145.2	88%

REDEVELOPMENT PROJECTS:	Location	Pre and Post Redevelopment Type	Estimated Construction Period		Est. Stabilization Date(1)	Rentable Square Feet	Existing Investment(3)	Estimated Redevelopment Costs	Total Estimated Investment	Total Costs as of 9/30/2006(4)	% Leased
Project			Start Date	Compl. Date
PROJECTS UNDER CONSTRUCTION:
2240 E. Imperial Highway - Kilroy Airport Center(5)	El Segundo	Lab to Office	2Q 2006	2Q 2007	2Q 2008	107,041	$5.0	$13.0	$18.0	$6.0	77%

TOTAL PROJECTS UNDER CONSTRUCTION						107,041	$5.0	$13.0	$18.0	$6.0	77%

(1)	Based on management’s estimation of the earlier of stabilized occupancy (95%) or one year from the date of substantial completion.

(2)	Construction on two of the four buildings commenced in the fourth quarter of 2005. Construction on the remaining two buildings commenced in the first quarter of 2006.

(3)	Represents the depreciated carrying value at the commencement of redevelopment for the space being redeveloped. See footnote (5) below.

(4)	Represents cash paid and costs incurred as of September 30, 2006.

(5)	The Company will be redeveloping 107,041 square feet of this building given that The Boeing Company and its predecessor occupied the space for over 20 years. The ground floor, which encompasses approximately 18,800 rentable square feet, is still reflected in the stabilized portfolio numbers of the Kilroy Airport Center, El Segundo complex.

Kilroy Realty Corporation

Third Quarter 2006 Supplemental Financial Report

Future Development Pipeline

($ in millions)

Project	Location	Type	Total Site Acreage	Estimated Rentable Square Feet	Total Estimated Investment	Total Costs as of 9/30/2006 (1)
SAN DIEGO, CALIFORNIA:
Kilroy Centre Rancho Bernardo(2)	I-15 Corridor	Office	20.0	800,000 - 1,500,000	$250.0 - 563.0	$23.5
Pacific Corporate Center - Lot 8	Sorrento Mesa	Office	5.0	95,000	30.0	9.1
Santa Fe Summit - Phase II	56 Corridor	Office	11.3	339,500	141.7	28.7
Sorrento Gateway - Lot 1	Sorrento Mesa	Office	3.4	54,000	19.0	5.2
Sorrento Gateway - Lot 2	Sorrento Mesa	Office	4.4	80,000	37.2	9.4
Sorrento Gateway - Lot 3	Sorrento Mesa	Office	3.4	57,000	21.8	6.7
Sorrento Gateway - Lot 7	Sorrento Mesa	Office	4.1	57,000	22.9	8.3

TOTAL FUTURE DEVELOPMENT PIPELINE			51.6	1,482,500 - 2,182,500	$522.6 - 835.6	$90.9

(1)	Represents cash paid and costs incurred as of September 30, 2006.

(2)	This site includes entitlements to build approximately 1.8 million square feet of office or light industrial space. The Company currently anticipates it may develop the site in phases depending on lease activity and market conditions.

Kilroy Realty Corporation

Third Quarter 2006 Supplemental Financial Report

Capital Structure

At September 30, 2006

($ in thousands)

	Shares/Units At September 30, 2006	Aggregate Principal Amount or $ Value Equivalent	% of Total Market Capitalization
DEBT:
Secured Debt		$463,005	12.7%
Unsecured Senior Notes		144,000	3.9%
Unsecured Line of Credit		230,000	6.3%

Total Debt		$837,005	22.9%

EQUITY:
7.450% Series A Cumulative Redeemable Preferred Units (1)	1,500,000	$75,000	2.1%
7.800% Series E Cumulative Redeemable Preferred Stock (2)	1,610,000	40,250	1.0%
7.500% Series F Cumulative Redeemable Preferred Stock (2)	3,450,000	86,250	2.4%
Common Units Outstanding (3)	2,328,529	175,431	4.8%
Common Shares Outstanding (3)	32,388,881	2,440,178	66.8%

Total Equity		$2,817,109	77.1%

TOTAL MARKET CAPITALIZATION		$3,654,114	100.0%

(1)	Value based on $50.00 per share liquidation preference.

(2)	Value based on $25.00 per share liquidation preference.

(3)	Value based on closing share price of $75.34 at September 30, 2006.

Kilroy Realty Corporation

Third Quarter 2006 Supplemental Financial Report

Debt Analysis

At September 30, 2006

($ in thousands)

TOTAL DEBT COMPOSITION

	% of Total Debt	Weighted Average
		Interest Rate	Maturity
Secured vs. Unsecured Debt:
Secured Debt	55.3%	6.0%	4.0
Unsecured Debt	44.7%	5.9%	4.6
Floating vs. Fixed Rate Debt:
Fixed Rate Debt (1)	70.5%	5.8%	4.7
Floating Rate Debt	29.5%	6.2%	3.1

Total Debt		5.9%	4.2

Total Debt Including Loan Fees		6.2%

UNSECURED LINE OF CREDIT

Total Line	Outstanding Balance	Expiration Date
$550,000	$230,000	April 2010

CAPITALIZED INTEREST & LOAN FEES

Quarter-to-Date	Year-to-Date
$3.0	$7.4

(1)	Includes the impact of the interest-rate swap agreements listed on page 25.

Kilroy Realty Corporation

Third Quarter 2006 Supplemental Financial Report

Debt Analysis

At September 30, 2006

($ in thousands)

DEBT MATURITY SCHEDULE

Floating/ Fixed Rate	Effective Rate	Maturity Date		2006	2007	2008	2009	2010	After 2010	Total
Unsecured Debt:
Floating	6.18%	4/26/2010	(1)					$230,000		$230,000
Fixed	5.72%	8/4/2010						61,000		61,000
Fixed	6.45%	8/4/2014							$83,000	83,000

								291,000	83,000	374,000

Secured Debt:
Floating	6.23%	7/1/2008	(2)			35,500				35,500
Floating	6.43%	1/1/2009					31,000			31,000
Fixed	6.51%	8/12/2007		63	17,049					17,112
Fixed	7.21%	8/12/2007		46	4,325					4,371
Fixed	3.80%	8/1/2008		403	1,650	73,401				75,454
Fixed	7.20%	4/1/2009		580	2,423	2,604	75,475			81,082
Fixed	6.70%	12/27/2011		285	1,189	1,271	1,359	1,453	69,980	75,537
Fixed	5.57%	8/1/2012		296	1,226	1,297	1,370	1,449	73,048	78,686
Fixed	4.95%	8/1/2012		136	563	592	622	653	30,441	33,007
Fixed	8.43%	4/1/2008		286	1,211	370				1,867
Fixed	8.13%	11/1/2014		153	646	701	760	824	4,204	7,288
Fixed	7.15%	5/1/2017		349	1,459	1,567	1,683	1,807	15,236	22,101

				2,597	31,741	117,303	112,269	6,186	192,909	463,005

Effect of SWAPS	(0.14%)

Total	5.93%			$2,597	$31,741	$117,303	$112,269	$297,186	$275,909	$837,005

DERIVATIVE INSTRUMENTS

Notional Amount	Instrument	Rate	Expiration Date
$25,000	Swap	2.98%	12/2006
25,000	Swap	2.98%	12/2006

$50,000

(1)	The maturity date does not reflect the one-year extension option.

(2)	The maturity date does not reflect the two one-year extension options.

Kilroy Realty Corporation

Third Quarter 2006 Supplemental Financial Report

Management Statements on Non-GAAP Supplemental Measures

Included in this section are management’s statements regarding certain non-GAAP financial measures provided in this supplemental financial report and, with respect to Funds From Operations (“FFO”), in the Company’s earnings release on October 30, 2006, and the reasons why management believes that these measures provide useful information to investors about the Company’s financial condition and results of operations.

Net Operating Income:

Management believes that Net Operating Income (“NOI”) is a useful supplemental measure of the Company’s operating performance. The Company defines NOI as operating revenues (rental income, tenant reimbursements and other property income) less property and related expenses (property expenses, real estate taxes, provision for bad debts and ground leases). Other real estate investment trusts (“REITs”) may use different methodologies for calculating NOI, and accordingly, the Company’s NOI may not be comparable to other REITs.

Because NOI excludes general and administrative expenses, interest expense, depreciation and amortization, other non-property income and expenses, gains and losses from property dispositions, discontinued operations, and extraordinary items, it provides a performance measure that, when compared year over year, reflects the revenues and expenses directly associated with owning and operating commercial real estate and the impact to operations from trends in occupancy rates, rental rates, and operating costs, providing a perspective on operations not immediately apparent from net income. The Company uses NOI to evaluate its operating performance on a segment basis since NOI allows the Company to evaluate the impact that factors such as occupancy levels, lease structure, rental rates, and tenant base, which vary by segment type, have on the Company’s results, margins and returns. In addition, management believes that NOI provides useful information to the investment community about the Company’s financial and operating performance when compared to other REITs since NOI is generally recognized as a standard measure of performance in the real estate industry.

However, NOI should not be viewed as an alternative measure of the Company’s financial performance since it does not reflect general and administrative expenses, interest expense, depreciation and amortization costs, the level of capital expenditures and leasing costs necessary to maintain the operating performance of the Company’s properties, or trends in development and construction activities which are significant economic costs and activities that could materially impact the Company’s results from operations.

Same Store Net Operating Income:

Management believes that Same Store NOI is a useful supplemental measure of the Company’s operating performance. Same Store NOI represents the NOI for the stabilized properties that were operational for two comparable reporting periods. Because Same Store NOI excludes the change in NOI from properties developed, redeveloped, acquired and disposed of, it highlights operating trends such as occupancy levels, rental rates and operating costs on properties that were operational for two comparable periods. Other REITs may use different methodologies for calculating Same Store NOI, and accordingly, the Company’s Same Store NOI may not be comparable to other REITs.

However, Same Store NOI should not be viewed as an alternative measure of the Company’s financial performance since it does not reflect the operations of the Company’s entire portfolio, nor does it reflect the impact of general and administrative expenses, interest expense, depreciation and amortization costs, other non-property income and expenses, the level of capital expenditures and leasing costs necessary to maintain the operating performance of the Company’s properties, or trends in development and construction activities which are significant economic costs and activities that could materially impact the Company’s results from operations.

Kilroy Realty Corporation

Third Quarter 2006 Supplemental Financial Report

Management Statements on Non-GAAP Supplemental Measures

EBITDA:

Management believes that earnings before interest expense, depreciation and amortization, preferred dividends, minority interests and impairment loss (“EBITDA”) is a useful supplemental measure of the Company’s operating performance. When considered with other GAAP measures and FFO, management believes EBITDA gives the investment community a more complete understanding of the Company’s operating results before the impact of investing and financing transactions and facilitates comparisons with competitors. Management also believes it is appropriate to present EBITDA as it is used in several of the Company’s financial covenants for both its secured and unsecured debt. However, EBITDA should not be viewed as an alternative measure of the Company’s operating performance since it excludes financing costs as well as depreciation and amortization costs which are significant economic costs that could materially impact the Company’s results of operations and liquidity. Other REITs may use different methodologies for calculating EBITDA and, accordingly, the Company’s EBITDA may not be comparable to other REITs.

Funds From Operations:

Management believes that FFO is a useful supplemental measure of the Company’s operating performance. The Company computes FFO in accordance with the White Paper on FFO approved by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”). The White Paper defines FFO as net income or loss computed in accordance with GAAP, excluding extraordinary items, as defined by GAAP, and gains and losses from sales of depreciable operating property, plus real estate related depreciation and amortization (excluding amortization of deferred financing costs and depreciation of non-real estate assets), and after adjustment for unconsolidated partnerships and joint ventures. Other REITs may use different methodologies for calculating FFO and, accordingly, the Company’s FFO may not be comparable to other REITs.

Because FFO excludes depreciation and amortization, gains and losses from property dispositions, and extraordinary items, it provides a performance measure that, when compared year over year, reflects the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities, general and administrative expenses, and interest costs, providing perspective on operating performance not immediately apparent from net income. In addition, management believes that FFO provides useful information to the investment community about the Company’s operating performance when compared to other REITs since FFO is generally recognized as the industry standard for reporting the operations of REITs.

However, FFO should not be viewed as an alternative measure of the Company’s operating performance since it does not reflect either depreciation and amortization costs or the level of capital expenditures and leasing costs necessary to maintain the operating performance of the Company’s properties, which are significant economic costs that could materially impact the Company’s results of operations.

Funds Available for Distribution:

Management believes that Funds Available for Distribution (“FAD”) is a useful supplemental measure of the Company’s liquidity. The Company computes FAD by adding to FFO the noncash amortization of deferred financing costs and restricted stock compensation, the loss on derivative instruments, contractual cash rents received in advance of revenue recognition, the original issuance costs of redeemed preferred units, and the impairment losses on properties held for sale, and then subtracting tenant improvements, leasing commissions and recurring capital expenditures, revenue recorded for reimbursement of tenant improvements, the gain on derivative instruments, significant noncash gains, and eliminating the net effect of straight-line rents, and above (below) market rents for acquisition properties. FAD provides an additional perspective on the Company’s ability to fund cash needs and make distributions to shareholders by adjusting for the effect of these non-cash items included in FFO, as well as recurring capital expenditures and leasing costs. Management also believes that FAD provides useful information to the investment community about the Company’s financial position as compared to other REITs since FAD is a liquidity measure used by other REITs. However, other REITs may use different methodologies for calculating FAD and, accordingly, the Company’s FAD may not be comparable to other REITs.

Kilroy Realty Corporation

Third Quarter 2006 Supplemental Financial Report

Reconciliation of Same Store Net Operating Income to Net Income Available to Common Stockholders

(unaudited, $ in thousands)

	Three Months Ended September 30,
	2006	2005
Same Store Cash Net Operating Income	$43,597	$41,739
Adjustment:
GAAP Straight Line Rental Income	1,524	1,948
Other Non-Cash GAAP Adjustments, net	(606)	309

Same Store GAAP Net Operating Income (1)	44,515	43,996
Adjustment:
Non-Same Store GAAP Net Operating Income	1,641	1,596

Net Operating Income, as defined (1)	46,156	45,592
Adjustments:
Net Operating Loss (Income), as defined, from discontinued operations	123	(830)
Other Expenses:
General and administrative expenses	(5,673)	(18,400)
Interest expense	(10,312)	(9,570)
Depreciation and amortization	(17,908)	(16,040)
Other Income and Expense:
Interest and other income	359	223
Net settlement receipts on interest rate swaps	299	183
(Loss) gain on derivative instruments	(324)	115

Income from Continuing Operations	12,720	1,273
Minority interests	(1,998)	(1,101)
Income from discontinued operations	23,254	16,301
Preferred dividends	(2,402)	(2,402)

Net Income Available for Common Stockholders	$31,574	$14,071

(1)	Please refer to page 26 for Management Statements on Net Operating Income and Same Store Net Operating Income.

Kilroy Realty Corporation

Third Quarter 2006 Supplemental Financial Report

Reconciliation of EBITDA to Net Income Available to Common Stockholders

(unaudited, $ in thousands)

	Three Months Ended September 30,
	2006	2005
Net Income Available for Common Stockholders	$31,574	$14,071
Preferred dividends	2,402	2,402
Adjustments for Continuing Operations:
Interest expense	10,312	9,570
Depreciation and amortization	17,908	16,040
Distributions on Cumulative Redeemable Preferred units	1,397	1,397
Minority interest in earnings (loss) of Operating Partnership	601	(296)
Adjustments for Discontinued Operations:
Interest expense	—	51
Depreciation and amortization	315	184
Net gain on disposition of discontinued operations	(25,603)	(17,831)
Minority interest in loss of Operating Partnership	1,911	2,125

EBITDA Before Minority Interests (1)	$40,817	$27,713

(1)	Please refer to page 27 for a Management Statement on EBITDA before minority interests.

Kilroy Realty Corporation

Third Quarter 2006 Supplemental Financial Report

Reconciliation of Funds Available for Distribution to GAAP Net Cash Provided by Operating Activities

(unaudited, $ in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2006	2005	2006	2005
Funds Available for Distribution (1)	$21,002	$9,788	$72,774	$35,652
Adjustments:
Tenant improvements, leasing commissions and recurring capital expenditures	4,200	2,944	11,844	12,184
Depreciation for furniture, fixtures and equipment	245	142	639	579
Accrued preferred dividends	2,402	2,402	7,206	7,206
Distributions on Cumulative Redeemable Preferred units	1,397	1,397	4,191	4,191
Provision for uncollectible tenant receivables	59	(963)	402	(333)
Net settlement receipts on interest rate swaps	(299)	(183)	(747)	(143)
Changes in assets and liabilities (2)(3)	4,721	21,247	(64,273)	30,301

GAAP Net Cash Provided by Operating Activities	$33,727	$36,774	$32,036	$89,637

(1)	Please refer to page 27 for a Management Statement on Funds Available for Distribution.

(2)	Includes changes in the following assets and liabilities and miscellaneous other adjustments: current receivables; deferred leasing costs; prepaid expenses and other assets; accounts payable, accrued expenses and other liabilities; rents received in advance, security deposits, and other deferred revenue; and other. The three and nine months ended September 30, 2006 has been adjusted for approximately $51,000 and $378,000, respectively, of contractual cash rents received in advance of revenue recognition, which is included in other deferred revenue and is added back for the purposes of calculating FAD. This adjustment is offset by the corresponding amortization which is reflected in the net effect of straight-line rents for the three and nine months ended September 30, 2006 of approximately $11,000 and $23,000, respectively.

(3)	Amount includes a $71.7 million cash award approved by the Executive Compensation Committee and paid to the Company’s executive officers in January 2006. The payment represents the amount earned by the Company’s executive officers under a special long-term compensation program for the approximate three-year period ended December 31, 2005. Amounts were previously reflected in FAD as compensation was expensed for financial reporting purposes.